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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 3, 2004

                                  SULPHCO, INC.

             (Exact name of registrant as specified in its charter)



        Nevada                        000-27599                 88-0224817
        --------                      ---------                 ----------
     (State or other                 (Commission              (IRS Employer
jurisdiction of incorporation)       File Number)         Identification Number)


                   850 Spice Islands Drive, Sparks, NV 89431
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (775) 829-1310

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         On June 3, 2004, the Registrant issued a press release announcing that it has entered into a securities purchase agreement to sell up to $2.6 million of units of its securities in a private placement to certain institutional and individual investors. As of the close of business on June 3, 2004, the Registrant completed the initial closing of the private placement.

         At the initial closing of the placement, the investors purchased $1.3 million of units; the investors will have the right to purchase up to an additional $1.3 million of units at any time prior to October 31, 2004, and SulphCo will also have the right to require the investors to purchase the additional $1.3 million of units by October 31, 2004 at a second closing if SulphCo enters into a collaboration agreement with a major international oil producer on terms satisfactory to the investors. The second closing is subject to customary closing conditions.

         Each unit has a purchase price of $0.90 and consists of one share of common stock, a warrant entitling the purchaser to purchase 0.35 shares of common stock at $1.125 per share, and an additional investment right entitling the purchaser to purchase up to two additional shares at a purchase price of $0.90 and a warrant to purchase up to 0.35 shares at $1.125 per share. The additional investment rights are exercisable by the investors at any time until 180 trading days following the effective date of the registration statement to be filed with the SEC. The warrants are exercisable for up to 30 months following the date of issuance. The Company has agreed to file a registration statement with the Securities and Exchange Commission within 30 days of the initial closing to register the resale of common stock acquired by the investors under the units.

         A copy of the press release is filed herewith as Exhibit 99. A copy of the securities purchase agreement entered into by and between the Registrant and the investors is filed herewith as Exhibit 10 and a form of the additional investment right and warrant are filed herewith as Exhibits 4.1 and 4.2.




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ITEM 7. EXHIBITS

         The following exhibits are attached hereto and incorporated herein by reference.



    Exhibit No.                          Exhibit Description
------------------      --------------------------------------------------------
       4.1              Form of Additional Investment Right.
       4.2              Form of Warrant.

      10 Securities Purchase Agreement dated as of June 1, 2004 by and between the Registrant and the Purchasers.

      99                Press Release dated June 3, 2004



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SULPHCO, INC.





Dated:  June 3, 2004                       /s/ Rudolf W. Gunnerman
                                           -------------------------------------
                                           Rudolf W. Gunnerman, Chairman and CEO